EXHIBIT 10.161


                                TEAMING AGREEMENT


      This Teaming Agreement ("Agreement"), is made and entered into the last date of the signatures below ("Effective Date"), by and between HiEnergy Technologies, Inc., a Delaware Corporation, with offices at 1601-B Alton Parkway, Irvin, California 92606, on behalf of itself and its subsidiaries and respective successors (collectively, "HiEnergy") and Bartlett Services, Inc., a Massachusetts Corporation with offices at 60 Industrial Park Road, Plymouth, MA 02360 ("Bartlett"), on behalf of itself and respective successors. HiEnergy and Bartlett are sometimes each referred to in this Agreement as a "Party" and, collectively, as the "Parties".

      WHEREAS, the Parties have previously executed a Non-disclosure Agreement ("NDA");

      WHEREAS, the Parties have discussed the possibility of teaming together on government solicitations and opportunities presently exist and are anticipated to in the near future to exist for federal, state, and local government agencies both domestically and internationally (individually an "Opportunity" and collectively the "Opportunities"). A complete list of Opportunity areas is provided as Attachment A;

      WHEREAS, the Parties believe that if their complimentary capabilities are together applied to the pursuit and performance of one or more of the Opportunities, the Parties would present a team that would offer value to customers; and

      WHEREAS, this Agreement is entered into to set forth the understanding under which the Parties will jointly pursue one or more specific opportunities

      NOW THEREFORE, in consideration of these premises, the mutual covenants and undertakings contained in this Agreement, and other good and valuable consideration, the Parties agree as follows:

1.    ACTIVITIES

      (a) The Parties intend to work together to identify opportunities where, by combining their complementary talents, experience and capabilities, they may be better able to provide government customers with a superior solution on government procurements.

      (b) Upon identifying an opportunity, the Parties will make a determination whether to submit a proposal to the Customer for the project, with either Bartlett or HiEnergy as the prime contractor for the project and the other as proposed subcontractor responsible for a mutually established scope of work associated with the project to be determined on a project by project basis.

      (c) If the Parties determine to team together on a specific opportunity:

            (1) The Parties will document their decision to jointly market/pursue or not to jointly market/pursue the Opportunity on Attachment B, Decision Pertaining to Joint Pursuit of Identified Opportunity. Should the Parties mutually agree to jointly market/pursue an Opportunity (as documented in Attachment B) the Parties shall jointly market and pursue such opportunity without additional team members (except for entities which may be added to the Parties' team) and should either Party subsequently withdraw from the joint marketing /pursuit of that opportunity, the withdrawing Party shall be prohibited from pursuing such opportunity separately or with others. Parties' may release the other party from this exclusivity.

            (2) Each Party shall provide the other with all reasonable assistance in the development and preparation of any proposal(s) that may be required, including any best and final offer(s). The ultimate responsibility for the content of any integrated proposal(s) presented to the Customer will rest with prime contractor. The prime contractor will include appropriate credit in its proposal(s) relative to the areas of contribution furnished by the other Party;

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            (3) Both Parties will use best efforts to make available their respective management and technical personnel as may be appropriate during the conduct of any discussions and negotiations with the Customer concerning the award of a prime contract for the project;

            (4) Each Party shall authorize the other Party to use any information, data or drawings, solely for the express purpose of developing and presenting the project proposal and obtaining a prime contract award for the project;

            (5) In the event a prime contract for the project has been awarded and this Agreement has not been previously terminated pursuant to the applicable provisions hereof, the subcontractor will enter into good faith negotiations with the prime contractor to draft a mutually agreeable subcontract for the work, subject to any necessary approvals by the customer and the negotiation of mutually acceptable terms and conditions. Such subcontract shall be based on the Party's standard terms and conditions for the services offered; and

            (6) Since the joint proposal will require the full cooperation of the Parties, both Parties agree that they will not participate in efforts that are competitive to this Agreement, nor compete independently for pursued Opportunities pursuant to an executed Attachment B during the term of the Agreement. The term "participate ", as used herein, includes but is not limited to, cooperation in proposal efforts or the interchange of technical data with competitors provided however, that the foregoing does not limit or restrict the rights of the Parties to offer to sell to others their normal services so long as the same are not related to the proposals that are subject of this Agreement.

2.    ALLOCATION OF COSTS

      Each Party will bear the cost of its own efforts in the preparation and support of its portion of any proposal requirements or other responsibilities unless otherwise set forth in this Agreement.

3.    INDEPENDENT CONTRACTORS

      This Agreement is not intended to constitute, create, give effect or otherwise recognize a joint venture, partnership, principal-agent or formal business organization of any kind, and the rights and obligations of the Parties shall be only those expressly set forth herein. At all times HiEnergy and Bartlett shall remain independent contractors, each responsible for its own employees. Neither Party assumes responsibility to the other for costs, expenses, risks and liabilities arising out of the efforts of the other Party under this Agreement.

4.    NON-EXCLUSIVE ARRANGEMENT

            Nothing contained in this Agreement shall be deemed to restrict either Party from quoting, offering to sell or selling to others any items or services that it may regularly offer for sale or license. In the event the Parties do not mutually agree to market/pursue such opportunity jointly, then either Party shall, subject only to the continuing obligations of this Agreement to protect the other Parties' company confidential and proprietary information, be free to market/pursue such opportunity separately or with others, and to submit a proposal or bid for the work contemplated by such opportunity.


5.    PROPRIETARY INFORMATION

      Proprietary information shall be governed by the terms and conditions of the NDA previously executed by the Parties, which terms and conditions are specifically incorporated herein by reference.

      Each Party warrants that marketing materials will be free of infringement of the right of the other Party and of third parties. Each Party at its own expense, shall defend, and shall indemnify, and hold the other Party harmless from and against any and all claims, suits, proceedings or liability brought against the indemnified Party based on an allegation that the indemnifying Party's marketing materials infringes any patent or proprietary right of any third party.

6.    LIABILITY

      Each Party will be solely responsible for liability arising out of its own acts or omissions occurring during the performance of its work under this Agreement. The performing Party further agrees to indemnify, hold harmless and defend the other from all costs of any nature whatsoever arising out of any third party claim or action against the other Party resulting from the acts or omissions of the performing Party. This provision shall not be construed to mean that the Parties are precluded from resolving a claim against each other.

      In the event of an alleged breach of this Agreement, or any claim whether in tort (including negligence and strict liability), contract, equity or otherwise, arising out of or in connection with this Agreement, or the acts or omissions of either Party, its agents, representatives or employees in the performance of this Agreement, the Parties agree that the sole remedy available shall be the recovery of direct costs and applicable overhead reasonably expended in performance of this Agreement. In no event shall either Party be liable to the other Party for any special, indirect, incidental, punitive or consequential damages, including but not limited to lost profits or revenue, or lost business opportunities, even if advised of the possibility of such damages.

7.    TERMINATION

      This Agreement shall terminate upon the lapse of twelve months (12) following the Effective Date, unless such term is extended by mutual agreement. The Parties may terminate this Agreement earlier by mutual written consent.

8.    PUBLICITY

      Any news release (including communication of any sort with the press whether direct or indirect, written or oral), public announcement or advertisement to be released in connection with this Agreement and the subject matter hereunder shall have the written concurrence of both Parties prior to release.

9.    EFFECTIVE DATE

      This Agreement shall be effective, and the term of this Agreement shall commence, as of the Effective Date specified in the first paragraph above.

10.   PROHIBITION ON HIRING OTHER PARTY'S PERSONNEL

      It is expressly agreed and understood that neither Party will solicit personnel of the other Party for the purpose of inducing them to join their employ during the course of this Agreement, any resultant prime contract or subcontract hereunder, and for a period of one (1) year thereafter. This provision shall not prohibit either Party from interviewing and hiring the other Party's personnel, for positions unrelated to the Opportunity, where such personnel have sought the position solely in response to a routine and ordinary, openly publicized, advertisement or job posting.

11.   NOTICES

      All notices required or permitted to be given hereunder shall be in writing and be deemed effective (a) upon personal delivery, (b) on the calendar day following the date of confirmed transmission of telex, telegram, or electronic mail, or (c) upon receipt if sent by registered, certified or express mail to the Parties addressed as follows:

      If to HiEnergy:

      HiEnergy Technologies, Inc.
      1601-B, Alton Parkway
      Irvin, CA 92606
      Attn:  Roger Spillmann
      rspillmann@hienergyinc.com

      If to Bartlett:
      Bartlett Services, Inc.
      60 Industrial Park Road
      Plymouth, MA  02360
      Attn: Myron M. Kaczmarsky
      myron.kaczmarsky@bartlettinc.com

      Either Party may change the address or addressee set forth above at any time or times, by written notice to the other Party in accordance with this provision.

12.   GOVERNING LAW; DISPUTES

      This Agreement shall be governed and construed in accordance with the laws of the State of California, without regard to its choice of law provisions. HiEnergy and Bartlett agree to attempt to settle any dispute or controversy arising between them under this Agreement, through consultation and negotiation in good faith and a spirit of mutual cooperation. If such attempts fail, however, then the dispute will be mediated by a mutually acceptable mediator to be chosen by Bartlett and HiEnergy within thirty (30) days after written notice by either Party demanding such mediation. Neither Party shall unreasonably withhold or condition its consent to the selection of a mediator. Bartlett and HiEnergy will share the costs of the mediation equally.

      Any dispute that cannot be resolved through such negotiation or mediation within six (6) months of the date of the initial demand by either Party shall then be finally resolved by the courts. The Parties' use of alternative dispute resolution procedures will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either Party. Further, nothing in this provision will prevent either Party from resorting to judicial proceedings at any time, if (a) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (b) interim relief from a court is necessary to prevent serious and irreparable injury to one Party or to others.

13.   ENTIRE AGREEMENT

      This Agreement, including exhibits hereto and other documents incorporated herein by reference, contains the entire agreement between HiEnergy and Bartlett concerning the subject matter hereof, and supersedes any prior or contemporaneous agreements, understandings or communications concerning the subject matter hereof. No modification or amendment of this Agreement will be effective unless it is in writing and signed by the authorized representatives of each Party.


      IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed, in duplicate originals, by their duly authorized representatives, on the date(s) set forth below.



      HiEnergy Technologies, Inc.               Bartlett Services, Inc.



      By: /s/ Roger Spillmann                   By: /s/ William Nevelos

      Name: Roger Spillmann                     Name: William Nevelos
      Title: President & CEO                    Title: President & CEO
      Date: 11/27/2006                          Date: 11/27/2006

                                  Attachment A
                           Potential Opportunity Areas

I.    Department of Energy
      1. National Nuclear Security Administration (NNSA) Second Line of Defense Initiatives
      2.    NNSA Global Threat Reduction Initiatives
      3.    Professional and Technical Support
      4.    Personnel Training for CBRNE Agent Detection

II.   Department of Defense
      1.    US Army
      2.    US Navy
      3.    US Air Force
      4.    US Coast Guard
      5.    Professional and Technical Support
      6.    Personnel Training for CBRNE Agent Detection

III.  Department of Homeland Security
      1.    Monitoring Programs for Borders and Seaports
      2.    First Responder Programs
      3.    Personnel Training for CBRNE Agent Detection
      4.    Domestic Nuclear Detection Office Initiatives

IV.   Environmental Protection Agency
      1.    Support to Emergency Rapid Response Contractors

V.    US Department of State
      1.    Security of US Embassy's in Foreign Countries
      2. Security of other Government Agencies Activities in Foreign Countries 3. Security of Commercial Operations in Foreign Countries

                                  Attachment B
         Decision Pertaining to Joint Pursuit of Identified Opportunity

On ________________________, HiEnergy Technologies, Inc. and Bartlett Services, Inc. (the "Parties") discussed whether it is their mutual commercial interest to jointly pursue the following identified business opportunity:

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The Parties have decided (choose one):
      |_| The Parties will jointly pursue the identified business opportunity. Should either party subsequently withdraw from joint pursuit of that opportunity, the withdrawing party shall be prohibited from pursuing such opportunity separately or with others.
      |_| The Parties will not pursue the identified business opportunity. Either party may, subject only to the continuing obligations under
            Section 5.1, Company Confidential Information, Protection and Attachment B to the Parties' Joint Cooperation and Teaming Agreement, freely pursue such opportunity separately or with others. (Includes independent submission of a proposal or bid for the work contemplated by such opportunity).(1)

Unless subsequently modified by the mutual agreement of the Parties, ________________ will serve as the Prime Contractor and
_________________________ will serve as the Subcontractor.

Except for the following contract scope, which shall be performed by the Subcontractor, all contract scope is reserved for the Prime Contractor (continue on reverse side if necessary).


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Special Considerations:

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Bartlett Services, Inc.                       HiEnergy Technologies, Inc.

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Signature      Date                           Signature       Date

1 A decision to not pursue an identified business opportunity is effective if signed by only one Party provided a copy of the signed Attachment B is mailed, e-mailed or faxed to the other Party.